(Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. )

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      Only (as permitted by Rule 14a-6(e)(2))

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   Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Osmonics, Inc.

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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                  U.S. Securities and Exchange Commission
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                      Notice of Annual Meeting of Shareholders
                                    May 13, 1998




            To The Shareholders of Osmonics, Inc.



                NOTICE IS HEREBY GIVEN that the Annual Meeting of
            Shareholders of Osmonics, Inc. ("Osmonics") will be held at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402 on May 13, 1998 at 11:00 a.m., and at any adjournments thereof, to consider and act upon the following matters:

             1.   To elect three directors to serve a term of three years.

             2.   To approve the amendment of the Company's 1993 Employee
                Stock Option and Compensation Plan to increase by 500,000 the number of shares reserved under the plan.

             3.   To transact such other business as may properly come
                before the meeting or any adjournments thereof.

                The Board of Directors has fixed the close of business
            on March 20, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof. The accompanying Proxy Statement forms a part of this Notice.

                You are cordially invited to attend the meeting.  Even
            if you plan to attend the meeting, we urge you to sign, date and return the proxy, which is solicited by the Board of Directors, at once in the enclosed envelope.


                                               By Order of the Board of
            Directors

                                               Ruth Carol Spatz,
            Secretary



            April 6, 1998


                                 Proxy Statement for
                           Annual Meeting of Shareholders
                                    May 13, 1998

                                   General Matters







                This Proxy Statement is furnished to shareholders in
            conjunction with the solicitation by the Board of Directors of Osmonics, Inc. of proxies for use at the Annual Meeting of Shareholders to be held on May 13, 1998.

                The record date for the determination of shareholders
            entitled to notice of and to vote at the meeting is the close of business on March 20, 1998. On that date there were 13,954,978 Common shares outstanding. Each share is entitled to one vote.

                If a proxy in the accompanying form is duly executed and
            returned, the shares represented thereby will be voted. Where a specification is made on the proxy, the shares will be voted in accordance with such specification. When no specification is made on the proxy, the proxy will be voted for the election as directors of the nominees named herein.
             A proxy may be revoked by the shareholder at any time prior to its being voted by giving written notice of revocation to the Secretary of the Company, in open meeting, or by casting a written ballot at the meeting. Attendance at the meeting by a shareholder will not by itself be considered revocation of the shareholder's proxy.

                The cost of soliciting proxies will be borne by the
            Company. In addition to solicitation by mail, officers and regular employees may solicit proxies by telephone, telegraph or in person. On request, the Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending soliciting material to the owners of the shares.

                This Proxy Statement and the accompanying materials are
            first being sent to shareholders on or about April 6, 1998.

                                ELECTION OF DIRECTORS

                The present Board of Directors of Osmonics is composed
            of seven members. Directors are elected for a term of three years with positions staggered so that approximately one-third of the directors are elected at each annual meeting of shareholders. It is intended that the proxies received will be voted, unless authority is withheld, FOR the election of the nominees listed below, namely William Eykamp, Michael L. Snow, and Ruth Carol Spatz to serve until the 2001 Meeting of Shareholders. The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for





            election to the Board of each of the three nominees named below. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors. The nominees are currently serving as directors and have consented, if elected, to serve for a new term.

                The following table sets forth information with respect
            to each nominee for election as director and each other person whose term of office as a director will continue after the meeting.

            Nominees for election for a term of three years:

                William Eykamp, age 61, was appointed to the Board of
            Directors in October 1997. He is currently a management consultant and an adjunct professor of Chemical Engineering at Tufts University. He served as president and director of Koch Membrane Systems Inc., formerly Abcor Inc., from 1981 to 1988. Mr. Eykamp holds a Ph.D. in Chemical Engineering from Massachusetts Institute of Technology and a Bachelor of Science degree from Purdue University.

                Michael L. Snow, age 47, of Counsel in the law firm of
            Maslon Edelman Borman & Brand, a Limited Liability Partnership, has been a director of Osmonics since 1989. Maslon Edelman Borman & Brand, a Limited Liability Partnership, has rendered legal services to Osmonics during the last fiscal year. Mr. Snow received a Bachelor of Arts degree and Juris Doctor from the University of Michigan.

                Ruth Carol Spatz, age 53, Secretary and Director of
            Osmonics, was a founder of Osmonics in 1969 and has held her current position since its inception. She is a graduate of the University of Vermont with a degree in Chemistry.

            Directors whose terms expire in 1999:

                Ralph E. Crump, age 74, was an initial investor in
            Osmonics in 1969. He founded Frigitronics, Inc., a manufacturer of ophthalmic and medical instruments, in 1963 and was its President and Chairman of the Board until December 1986. He is a graduate of the United States Merchant Marine Academy and has a degree in Engineering from UCLA. Mr. Crump is also a director of SI Technologies, Inc., Mity-Lite, Inc., Imtec, Inc., and Stratasys, Inc., all of which are traded on NASDAQ.

                Charles W. Palmer, age 61, is currently a private
            investor.  He had been the Chairman and Chief Executive





            Officer of Autotrol Corporation from 1989 through October 1993, when Autotrol was merged into the Company. He was the Chairman and Chief Executive Officer of The Palmer Group Ltd., a Midwestern real estate development firm from 1980 through 1996. Mr. Palmer is a graduate of Yale University with an A.B. in American studies and earned an M.B.A. at Northwestern University.

            Directors whose terms expire in 2000:

                Verity C. Smith, age 75, Director, Vaponics Ltd. (UK),
            President, Veritec Consultants, was a founder of Vaponics, Inc. and held the position of Chief Executive Officer from its inception in 1967 until it was acquired by Osmonics in July 1987. He was elected a director of Osmonics in August 1987. He has a B.S. in Chemical Engineering from Massachusetts Institute of Technology and is a fellow of the American Institute of Chemical Engineers.

                D. Dean Spatz, age 54, President and Chairman of the
            Board of Directors of Osmonics, has held his current position since founding Osmonics in 1969. He has a B.A. from Dartmouth College and a Master of Engineering degree from the Thayer School of Engineering, Dartmouth College. Mr. Spatz is also a director of SI Technologies, Inc. and Sigma Aldrich Corp., both of which are traded on NASDAQ. Mr. Spatz and Ruth Carol Spatz are husband and wife.

            Board of Directors and Committees

                The Board of Directors of Osmonics held four meetings
            during 1997. Osmonics has an Audit Committee, a Compensation Committee, and a Stock Option Committee, but does not have a Nominating Committee.

                Osmonics' Audit Committee, which consists of Messrs.
            Ralph E. Crump and Michael L. Snow, met once during 1997. The Audit Committee recommends to the full Board the engagement of the independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the adequacy of Osmonics' system of internal accounting controls.

                Osmonics' Compensation Committee, which consists of
            Messrs. Ralph E. Crump and Michael L. Snow, met once during 1997. The Compensation Committee reviews and recommends to the full Board executive compensation.

                Osmonics' Stock Option Committee, which consists of
            Messrs. Ralph E. Crump, D. Dean Spatz and Mrs. Ruth Carol Spatz, met four times during 1997. The committee proposes and recommends to the full Board stock option grants to executives and other key personnel under the existing Stock Option Plan.





                      PROPOSAL TO INCREASE THE NUMBER OF SHARES
                        OF COMMON STOCK RESERVED FOR ISSUANCE
               UNDER OSMONICS' 1993 STOCK OPTION AND COMPENSATION PLAN

                Subject to the approval of the shareholders, on December
            1, 1997 the Board of Directors amended the Osmonics 1993 Stock Option and Compensation Plan (the "Employee Stock Option Plan") to increase the number of shares of Common Stock reserved for issuance pursuant to the Employee Stock Option Plan by 500,000 shares. On March 17, 1998, the Board of Directors amended the Employee Stock Option Plan to reflect recent revisions made in federal securities law.
            The brief summary of the Employee Stock Option Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Annex A.

            General

                The purpose of the Employee Stock Option Plan is to
            increase shareholder value and to advance the interests of Osmonics by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of Osmonics.

                The Employee Stock Option Plan provides that a committee
            composed of at least two members of the Board of Directors of Osmonics (the "Stock Option Committee") who have not received Incentives under the Employee Stock Option Plan may grant Incentives to employees in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and
            (f) cash awards. Incentives may be granted only to employees of Osmonics (including officers and directors of Osmonics, but excluding directors of Osmonics who are not also employees of or consultants to Osmonics) selected from time to time by the Stock Option Committee.

                The number of shares of Common Stock which may be issued
            under the Employee Stock Option Plan if this amendment is approved may not exceed 800,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 5.7% of the outstanding shares of Common Stock on March 20, 1998. On March 20, 1998, the last sale price of the Common Stock as reported on the New York Stock Exchange was $16.25 per share.

            Stock Options

                Under the Employee Stock Option Plan, the Stock Option
            Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of Common Stock from Osmonics. The Employee Stock Option Plan confers on the Stock Option Committee discretion, with respect to





            any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related Stock Appreciation Right ("SAR"). The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Stock Option Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Stock Option Committee may approve the purchase by Osmonics of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

                The option price may be paid in cash, check, bank draft
            or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding shares from the shares issuable upon exercise of such options valued at their fair market value or as otherwise authorized by the Stock Option Committee.

                In the event that an optionee ceases to be an employee
            of Osmonics for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Stock Option Committee.

            Stock Appreciation Rights

                A stock appreciation right or SAR is a right to receive,
            without payment to Osmonics, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Employee Stock Option Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Stock Option Committee and as to all or any portion of the shares subject to the option.

            Restricted Stock

                Restricted stock consists of the sale or transfer by
            Osmonics to an eligible employee of one or more shares of Common Stock which are subject to restrictions on their sale





            or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Stock Option Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Stock Option Committee may determine. Subject to these restrictions and the other requirements of the Employee Stock Option Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

            Stock Awards

                Stock awards consist of the transfer by Osmonics to an
            eligible employee of shares of Common Stock, without payment, as additional compensation for services to Osmonics. The number of shares transferred pursuant to any stock award will be determined by the Stock Option
            Committee.

            Performance Shares

                Performance shares consist of the grant by Osmonics to
            an eligible employee of a contingent right to receive cash or payment of shares of Common Stock. The performance shares shall be paid in shares of Common Stock to the extent performance objectives set forth in the grant are achieved.
             The number of shares granted and the performance criteria
            will be determined by the Stock Option Committee.

            Cash Awards

                A cash award consists of a monetary payment made by
            Osmonics to an eligible employee as additional compensation for his services to Osmonics. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Stock Option Committee.

            Non-transferability of Most Incentives

                No stock option, SAR, performance share or restricted
            stock granted under the Employee Stock Option Plan will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

            Amendment of the Employee Stock Option Plan

                The Board of Directors may amend or discontinue the
            Employee Stock Option Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in





            the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all employees under the Employee Stock Option Plan, (c) materially change or expand the types of Incentives that may be granted under the Employee Stock Option Plan, (d) materially modify the requirements as to eligibility for participation in the Employee Stock Option Plan, or (e) materially increase the benefits accruing to participants. Certain Employee Stock Option Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Employee Stock Option Plan, or change the requirements for eligibility under the Employee Stock Option Plan.

            Federal Income Tax Consequences

                The following discussion sets forth certain United
            States income tax considerations in connection with the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Code. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of the Common Stock may vary depending on a holder's particular status.

                Under existing Federal income tax provisions, an
            employee who receives a stock option or performance shares or a SAR under the Employee Stock Option Plan or who purchases or receives shares of restricted stock under the Employee Stock Option Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will not normally realize any income, nor will Osmonics normally receive any deduction for federal income tax purposes in the year such Incentive is granted. An employee who receives a stock award under the Employee Stock Option Plan consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and Osmonics will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. An employee who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by Osmonics.

                When a non-qualified stock option granted pursuant to
            the Employee Stock Option Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common





            Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and Osmonics will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

                Options which qualify as incentive stock options are
            entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) Osmonics will not be entitled to a federal income tax deduction in connection with the exercise of the option. Osmonics understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax.
             In addition, incentive stock options exercised more than
            three months after retirement are treated as non-qualified options.

                Osmonics further understands that if the optionee
            disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, Osmonics will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

                If the exercise price of an option is paid by surrender
            of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

            Proxies and Voting





                The affirmative vote of the holders of the greater of
            (a) a majority of the outstanding shares of Common Stock of Osmonics present and entitled to vote on the proposed Employee Stock Option Plan amendment or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required to approve the proposal to increase the number of shares of Common stock reserved for issuance under the Employee Stock Option Plan. A shareholder who abstains with respect to the proposed Employee Stock Option Plan amendment is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote on the proposed Employee Stock Option Plan amendment shall not be considered present and entitled to vote on the proposed amendment. All shares represented by proxies will be voted for approval of the proposed Employee Stock Option Plan amendment unless a contrary choice is specified.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


            COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND
            MANAGEMENT

                The following table provides information as to the
            beneficial ownership of the Company's Common Stock, as of March 20, 1998, by (i) each person known by the Company to be the beneficial owner of more than 5% of such Common Stock, (ii) each nominee and continuing director of the Company, (iii) the Company's Chief Executive Officer and four other most highly compensated executive officers for fiscal year 1997 and (iv) the directors and executive officers as a group (13 persons). Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 of the Securities and Exchange Commission under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or dispositive power with respect to such securities or has the right to acquire beneficial ownership of such securities within 60 days by exercise of an option or otherwise. The persons named in the table have sole voting and dispositive powers with respect to all shares of Common Stock unless otherwise noted in the notes following the table.

               Name of Beneficial      Amount and Nature
                Owner Including          of Beneficial
                Address of Owners        Ownership of        Percent of
                for More than 5%         Common Stock       Common Stock

            State Farm Mutual
             Automobile Insurance
             Company
             One State Farm Place        1,388,812(1)            9.7





               Name of Beneficial      Amount and Nature
                Owner Including          of Beneficial
                Address of Owners        Ownership of        Percent of
                for More than 5%         Common Stock       Common Stock
             Bloomington, IL 61701


            Fleet Financial Group
             One Federal Street
             Boston, MA 02110              971,310(2)            7.0

            Donald T. Bray, Trustee
             of the Donald T. Bray
             Trust
             Dated April 8, 1992
             4281 Weise Road               796,077(3)            5.5
             Carson City, NV 89702

            Heartland Advisors Inc.
             790 North Milwaukee
              Street                       734,600(4)            5.3
             Milwaukee, WI 53202

            Ralph E. Crump(6)              689,900(5)            4.8
            James J. Carbonari              22,124(7)            *
            Kenneth E. Jondahl              33,676(7)            *
            William Eykamp                   1,001               *
            Charles W. Palmer(9)           921,632(8)            6.4
            Andrew T. Rensink                8,720(7)            *
            L. Lee Runzheimer               45,938(7)            *

            Verity C. Smith                 13,196(10)           *
            Michael L. Snow                 63,900(11)           *
            D. Dean Spatz(6)             1,076,104(12)           7.5
            Ruth Carol Spatz(6)          1,053,323(12)           7.3

            All directors and
            executive officers as a      3,489,034(13)          24.3
            group (13 persons)
            _____________
             * Less than 1%

            (1) Beneficial ownership is as of March 20, 1998. Based upon the most recent schedule 13G on file with the Securities and Exchange Commission, State Farm Mutual Automobile Insurance Company's affiliated corporations have sole voting and investment power with respect to 421,875 shares, 438,750 shares and 528,187 shares, respectively.

            (2) Beneficial ownership is based on a Schedule 13G filed February 13, 1998. Includes 869,000 shares held by Columbia Special Fund Inc., a subsidiary of Fleet Financial Group.





            (3) Based upon the most recent Schedule 13D on file with the Securities and Exchange Commission, Donald T. Bray, Trustee of the Donald T. Bray Trust dated April 8, 1992 has sole voting and investment power with respect to 658,970 shares, which includes 314,214 shares exercisable within 60 days of the above date. He has shared voting and investment power with respect to 126,633 shares.

            (4) Beneficial ownership is based upon a Schedule 13G filed February 2, 1998.

            (5) Includes 340,450 shares held by his spouse. Mr. Crump disclaims beneficial ownership of these shares.
                 Includes 9,000 shares exercisable within 60 days of the above date.

            (6) The address of such person is 5951 Clearwater Drive, Minnetonka, MN 55343.

            (7) Includes 1,250 shares exercisable within 60 days of the above date.

            (8) Includes 9,000 shares exercisable within 60 days of the above date and 7,882 shares held by his spouse.

            (9)  Mr. Palmer's address is 5951 Clearwater Drive.,
                 Minnetonka, Minnesota 55343.

            (10) Includes options to purchase 9,000 shares exercisable within 60 days of the above date.

            (11) Includes options to purchase 54,000 shares within 60
                 days of the above date.

            (12) Mr. and Mrs. Spatz possess sole voting and investment power with respect to 580,464 and 557,683, respectively, of such shares and they possess shared voting and investment power with respect to 492,640 of such shares. Includes options to purchase 9,000 shares exercisable within 60 days of the above date for each person.

            (13) Includes options to purchase 110,250 shares of Osmonics
                 Common stock exercisable within 60 days of the above date. Includes 340,450 shares owned by Marjorie L. Crump, spouse of Ralph E. Crump, a director and 7,882 owned by Alice Palmer, spouse of Charles W. Palmer, a director.

                               EXECUTIVE COMPENSATION

                The following table sets forth the cash and non-cash
            compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company





            and each of the four other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 during the 1997 fiscal year.

            Name and                Annual Compensation      All Other

            Principal Position   Year    Salary(    Bonus  Compensation
                                            1)                  (2)

            D. Dean Spatz        1997    $292,767  $94,000  $  7,893
            Chairman             1996    270,140   280,000    10,269
            Chief Executive      1995    281,767   260,000    10,061
            Officer

            L. Lee Runzheimer    1997    $129,134  $ 8,000  $  7,493
            Chief Financial      1996    129,057    26,000    11,674
            Officer              1995    135,868    40,000    11,594

            James J. Carbonari   1997    $119,054  $10,000  $  7,893
            Vice President       1996    118,825    46,000    11,674
            Sales &              1995    104,693    54,000    11,184
            Marketing

            Andrew T. Rensink    1997    $108,283  $ 8,000  $  6,403
            Vice President       1996    104,031    30,000    10,385
            Technology           1995     94,831    35,000     9,672

            Kenneth E. Jondahl   1997    $ 98,476  $15,000    $5,065
            Vice President       1996    101,171    15,000     7,703
            International        1995     84,798     9,500     6,170

            (1) Includes cash compensation deferred at the election of the executive under the terms of Osmonics' 401(k) Plan.

            (2) Includes $150 per year of matching funds from Osmonics in the 401(k) Savings Plan and contributions by Osmonics to the Profit Sharing Retirement Plan of $7,743 for Mr. Spatz, $7,743 for Mr. Carbonari, $7,343 for Mr. Runzheimer, $6,403 for Mr. Rensink and $4,915 for Mr. Jondahl for 1997.

               Stock Option Exercises in 1997 and Value at End of 1997

                The following table summarizes information with respect
            to options held by the Chief Executive Officer and the executive officers named in the Summary Compensation Table, and the value of the options held by such persons at the end of fiscal year 1997.


                     Aggregated Option Exercises in Last Fiscal
                       Year and Fiscal Year-End Option Values





                                                Number of          Value of
                                               securities        unexercised
                                               underlying        in-the-money
                                               unexercised        options at
                           Shares              options at      fiscal year-end
                          Acquired  Value    fiscal year-end       (2) (3)
                         On exer-   Real-   Exer-   Unexer-   Exer-   Unexer-
            Name         cise (#)  ized(1) cisable  cisable  cisable  cisable

            D. Dean          -         -     6,000    3,000      -      1,312
            Spatz

            James J.         -         -       0      5,000      -        -
            Carbonari

            L. Lee           -         -       0      5,000      -        -
            Runzheimer

            Andrew T.        -         -       0      5,000      -        -
            Rensink

            Kenneth E.       -         -       0      5,000      -        -
            Jondahl

            (1) Value realized is the aggregate market value, on the
                date of exercise, of the shares acquired less the aggregate exercise price paid for such shares.

            (2) Value of unexercised options is the difference between the aggregate market value of the underlying shares (based on the closing price on December 31, 1997, which was $15.8125 per share) and the aggregate exercise price for such shares.

            (3) All options granted to the named Officers were at a
                price greater than the closing price on December 31, 1997, with the exception of a non-exercisable option granted to D. Dean Spatz, through the 1995 Director Stock Option Plan.

            Compensation Committee Interlocks and Insider Participation

                Osmonics' Compensation Committee consists of Messrs.
            Ralph E. Crump and Michael L. Snow. Mr. Snow is of Counsel in the law firm of Maslon Edelman Borman & Brand, a Limited Liability Partnership, which rendered legal services to Osmonics during the last fiscal year.

            Director Compensation

                Since 1995, the Company has maintained a Director Stock
            Option Plan (the "Director Plan"). A total of 250,000 shares of Common Stock are reserved for issuance under the Director Plan. Each director of the Company is eligible to participate in the Director Plan, including directors who





            are employees of the Company. Under the Director Plan, each director automatically is granted an option to purchase 3,000 shares at the time of each annual meeting of the Company's shareholders. All options granted under the Director Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and become exercisable one year after the date of grant. The Company will receive no consideration upon the grant of options under the 1995 Director Plan. The exercise price of an option must be paid in full upon exercise. Payment may be made in cash, check or, in whole or in part, in Common Stock of the Company owned by the person exercising the option, valued at fair market value. All directors of Osmonics are reimbursed for expenses of attending meetings of the Board of Directors.

            Report of the Compensation Committee of the Board of Directors on Executive Compensation

                Osmonics' Compensation Committee consists of Messrs.
            Ralph E. Crump and Michael L. Snow. Mr. Snow is of Counsel in the law firm of Maslon Edelman Borman & Brand, a Limited Liability Partnership, which rendered legal services to the Osmonics during the last fiscal year.

                Decisions on compensation of Osmonics' executives
            generally have been made by the Compensation Committee (the "Compensation Committee") of the Board, except that decisions regarding the granting of stock options have been and will be made by the Stock Option Committee. Each member of the Compensation Committee is a non-employee director. Members of the Stock Option Committee are not eligible to receive stock options under the Osmonics stock option plans.
             All decisions by the Compensation Committee relating to the compensation of Osmonics' executive officers are reviewed by the full Board. Pursuant to recently adopted rules designed to enhance disclosure of Osmonics' policies toward executive compensation, set forth below is a report prepared by the Board of Directors addressing Osmonics', and its subsidiaries', compensation policies for the year ended December 31, 1997 as they affected Osmonics' executive officers.

                The Compensation Committee's executive compensation
            policies are designed to provide competitive levels of compensation that integrate pay with Osmonics' annual objectives and long-term goals, reward above average corporate performance, recognize individual initiative and achievements, and assist Osmonics in attracting and retaining qualified executives. Targeted levels of executive compensation are set at levels that the Compensation Committee believes to be consistent with others in Osmonics' industry and other manufacturing companies in the Twin Cities metropolitan area.





                There are three elements in Osmonics' executive
            compensation program, all determined by individual and corporate performance.

                -  Base salary compensation

                -  Annual incentive compensation

                -  Stock options

                Total compensation opportunities are competitive with
            those offered by employers of comparable size, growth and profitability in our industry.

                Base salary compensation is determined by the potential
            impact the individual has on Osmonics, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

                Annual incentive compensation for executives of Osmonics
            and its subsidiaries is based primarily on corporate operating earnings and sales growth but also includes an overall assessment by the Board of Directors of executive management's performance, as well as market conditions.

                Awards of stock options under the Stock Option Plan are
            designed to promote the identity of long-term interests between Osmonics' executives and its shareholders and assist in the retention of executives. The Stock Option Plan also permits the Committee to grant stock options to key personnel. The Compensation Committee makes recommendations to the Stock Option Committee regarding the granting of stock options to executives and key personnel. These recommendations may result in the granting of such options.
             Options become exercisable based upon criteria established by Osmonics.

                The Compensation Committee surveys employee stock option
            programs of companies with similar capitalization to Osmonics prior to recommending to grant options to the executives. While the value realizable from exercisable options is dependent upon the extent of which Osmonics' performance is reflected in the market price of Osmonics' Common Stock at any particular point in time, the decision as to whether such value will be realized in any particular year is primarily determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

                The 1997 cash compensation paid to Mr. Spatz was
            $386,767 which represents a 42% decrease from his 1996 cash





            compensation. Although his base compensation increased 8% from 1996 to reflect the growth of the Company and the extra effort involved in recent acquisitions, the Committee advised a decrease of 66% in his bonus in response to the sales performance and the lower earnings per share in 1997.


                                                          Ralph E. Crump
                                                         Michael L. Snow

            Stock Performance Graph

                The Securities and Exchange Commission requires that
            Osmonics include in this Proxy Statement a line-graph presentation comparing cumulative, five-year return to Osmonics' shareholders (based on appreciation of the market price of Osmonics' Common Stock) on an indexed basis with
            (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by Osmonics. The following presentation compares Osmonics' Common Stock price in the five-year period from December 31, 1992 to December 31, 1997, to the S&P 500 Stock Index and to a peer group index created by Osmonics over the same period. The peer group index consists of the common stock of Calgon Carbon Corporation, Cuno, Inc., Hach Co., Ionics, Inc., Millipore Corp., Pall Corp., Sybron Chemical, U.S. Filter Corp., and Waterlink, Inc. Goulds Pump and Gelman Sciences, previously included in the peer group, were acquired by ITT Industries and Pall Corp., respectively, in 1997 and are no longer included. Cuno Inc. was divested from Commercial Intertech Corp. and replaces Commercial Intertech Corp. in the peer group. Hach Co. and Waterlink, Inc. were not previously included in the peer group. All peer group corporations are involved in various aspects of the water treatment or liquid separations businesses and associated product lines. The presentation assumes that the value of an investment in each of Osmonics' Common Stock, the S&P 500 Index, and the peer group index was $100 on December 31, 1992, and that any dividend paid (none have been paid by Osmonics) were re-invested in the same security.












             End of        1992   1993    1994   1995    1996   1997
             fiscal:


             Osmonics,   $100.00 $109.15 $108.84$149.08$160.97 $115.69
             Inc.

             S&P 500     $100.00 $110.08 $111.53$153.45$188.68 $251.63

             Peer Group  $100.00 $ 92.06 $ 96.84$144.14$156.52 $140.34



            Section 16(a) Beneficial Ownership Reporting Compliance

                Section 16(a) of the Securities Exchange Act of 1934
            requires Osmonics' officers and directors, and persons who own more than ten percent of a registered class of Osmonics' equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish Osmonics with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to Osmonics, or written representations that no Forms 5 were required, Osmonics believes that during the year ended December 31, 1997, all
            Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

                                INDEPENDENT AUDITORS

                Deloitte & Touche LLP has served as independent auditors
            for the Company since August 27, 1987. A representative of Deloitte & Touche LLP is expected to attend this year's Annual Meeting of Shareholders and have an opportunity to make a statement and/or respond to appropriate questions from shareholders. Shareholder approval is not required for the appointment of independent auditors, since the Board of Directors has the responsibility for selecting auditors.

                   PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS

                Pursuant to Rule 14a-8 under the Exchange Act,
            shareholders may present proper proposals for inclusion in Osmonics' proxy statement and for consideration at the next annual meeting of its shareholders by submitting their





            proposals to Osmonics in a timely manner. Any proposal by a shareholder to be presented at the next Annual Meeting of Osmonics must be received at Osmonics' principal executive offices, 5951 Clearwater Drive, Minnetonka, Minnesota 55343-8995, no later than November 30, 1998, and otherwise have complied with the requirements of Rule 14a-8.

                The Board of Directors does not intend to present to the
            meeting any other matters not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment.

            By Order of the Board of
            Directors of Osmonics, Inc.



            D. Dean Spatz
            Chairman of the Board and
            Chief Executive Officer


                                                                ANNEX A

                                   OSMONICS, INC.
                                1993 STOCK OPTION AND
                                  COMPENSATION PLAN
                                    (as amended)

                 1. Purpose. The purpose of the 1993 Stock Option and Compensation Plan (the "Plan") of Osmonics, Inc. ("Osmonics") is to increase shareholder value and to advance the interests of Osmonics by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of Osmonics ("Common Stock"), monetary payments or both on terms determined under this Plan.

                 2. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of Osmonics. The Committee shall consist of not less than two directors of Osmonics and shall be appointed from time to time by the board of directors of Osmonics.
            The board of directors of Osmonics may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be





            taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan.
            The Committee's decisions and matters relating to the Plan shall be final and conclusive on Osmonics and its participants.

                 3. Eligible Employees. Employees of Osmonics or its subsidiaries or affiliates (including officers and directors, but excluding directors who are not also employees of or consultants to Osmonics or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of Osmonics or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

                 4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); and (e) performance shares (section 9).

                 5.   Shares Subject to the Plan.

                      5.1. Number of Shares.  Subject to adjustment as
                 provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 800,000 shares of Common Stock.

                      5.2. Cancellation.  To the extent that cash in
                 lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, Osmonics shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is





                 terminated or cancelled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by Osmonics pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise.

                      5.3. Type of Common Stock.  Common Stock issued
                 under the Plan in connection with stock options, SARS, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

                 6. Stock Options. A stock option is a right to purchase shares of Common Stock from Osmonics. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

                      6.1. Price.  The option price per share shall be
                 determined by the Committee, subject to adjustment under Section 10.6.

                      6.2. Number.  The number of shares of Common Stock
                 subject to the option shall be determined by the Committee, subject to adjustment as provided in Section
                 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option.

                      6.3. Duration and Time for Exercise.  Subject to
                 earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by Osmonics at the time of such accrual or at any time or times thereafter during the term of the option.

                      6.4. Manner of Exercise.  A stock option may be
                 exercised, in whole or in part, by giving written notice to Osmonics, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise





                 of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing Osmonics to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

                      6.5. Incentive Stock Options.  Notwithstanding
                 anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended):

                           (a)  The aggregate Fair Market Value
                      (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of Osmonics' plans) shall not exceed $100,000.

                           (b)  Any Incentive Stock Option certificate
                      authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

                           (c)  All Incentive Stock Options must be
                      granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the shareholders.

                           (d)  Unless sooner exercised, all Incentive
                      Stock Options shall expire no later than 10 years after the date of grant.

                           (e)  The option price for Incentive Stock
                      Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

                           (f)  No Incentive Stock Options shall be
                      granted to any participant who, at the time such





                      option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

                 7. Stock Appreciation Rights. An SAR is a right to receive, without payment to Osmonics, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
            Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

                      7.1. Number.  Each SAR granted to any participant
                 shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option. the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

                      7.2. Duration.  Subject to earlier termination as
                 provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

                      7.3. Exercise.  An SAR may be exercised, in whole
                 or in part, by giving written notice to Osmonics, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, Osmonics shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to
                 Section 7.4.

                      7.4. Payment.  Subject to the right of the
                 Committee to deliver cash in lieu of shares of Common
                 Stock (which, as it pertains to officers and directors of Osmonics, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which





                 shall be issuable upon the exercise of an SAR shall be determined by dividing:

                           (a)  the number of shares of Common Stock as
                      to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under
                      Section 10.6); by

                           (b)  the Fair Market Value of a share of
                      Common Stock on the exercise date.

                           In lieu of issuing shares of Common Stock
                      upon the exercise of an SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

                 8. Stock Awards and Restricted Stock. A stock award consists of the transfer by Osmonics to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to Osmonics. A share of restricted stock consists of shares of Common Stock which are sold or transferred by Osmonics to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

                      8.1. Number of Shares.  The number of shares to be
                 transferred or sold by Osmonics to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.





                      8.2. Sale Price.  The Committee shall determine
                 the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

                      8.3. Restrictions.  All shares of restricted stock
                 transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                           (a)  a prohibition against the sale,
                      transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                           (b)  a requirement that the holder of shares
                      of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to Osmonics at his or her cost, all or a part of such shares in the event of termination of his or her employment during any period in which such shares are subject to restrictions;

                           (c) such other conditions or restrictions as the Committee may deem advisable.

                      8.4. Escrow.  In order to enforce the restrictions
                 imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with Osmonics setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with Osmonics. Each such certificate shall bear a legend in substantially the following form:

                      The transferability of this certificate
                      and the shares of Common Stock
                      represented by it are subject to the
                      terms and conditions (including
                      conditions of forfeiture) contained in
                      the 1993 Stock Option and Compensation
                      Plan of Osmonics, Inc., and an agreement entered into between the registered owner and Osmonics, Inc. A copy of the Plan and the agreement is on file in the office of the secretary of Osmonics, Inc.





                      8.5. End of Restrictions.  Subject to Section
                 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

                      8.6. Shareholder.  Subject to the terms and
                 conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

                 9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

                      9.1. Performance Objectives.  Each performance
                 share will be subject to performance objectives for Osmonics or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

                      9.2. Not Shareholder.  The grant of performance
                 shares to a participant shall not create any rights in such participant as a shareholder of Osmonics, until the payment of shares of Common Stock with respect to an award.

                      9.3. No Adjustments.  No adjustment shall be made
                 in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

                      9.4. Expiration of Performance Share.  If any
                 participant's employment with Osmonics is terminated for any reason other than normal retirement, death or disability prior to the achievement of the





                 participant's stated performance objectives, all the participants rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

                 10.  General.

                      10.1. Effective Date. The Plan shall take effect on the date of adoption of the Plan by the Board of Directors, subject to the condition that the Plan is approved by the affirmative vote of the holders of a majority of the voting stock of Osmonics at the first annual meeting of shareholders held after the date hereof. If such shareholder approval is not obtained, all options granted under the Plan shall be void. Options may be granted under the Plan at any time after adoption of the Plan by the Board of Directors.

                      10.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or have been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date on which this Plan was adopted by board of directors, or the date of approval by the shareholders, whichever is earlier.

                      10.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and Osmonics shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by him or her, or by his or her guardian or legal representative.

                      10.4. Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of Osmonics for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.





                      10.5. Additional Condition. Notwithstanding anything in this Plan to the contrary:

                           (a)  Osmonics may, if it shall determine it
                      necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to Osmonics a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time Osmonics further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Osmonics.

                      10.6. Adjustment. In the event of any merger, consolidation or reorganization of Osmonics with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock.
                 In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to





                 the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                      10.7. Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

                      10.8.     Withholding.

                           (a)  Osmonics shall have the right to
                      withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to Osmonics an amount required to be. withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have Osmonics withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                           (b)  Each Election must be made prior to the
                      Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                           (c)  If a participant is an officer or
                      director of Osmonics within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

                      10.9.     No Continued Employment or Right to
                 Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of Osmonics for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, the





                 employee's beneficiaries or any other person any equity or interests of any kind in the assets of Osmonics or creating a trust of any kind or a fiduciary relationship of any kind between Osmonics and any such person.

                      10.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

                      10.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 10.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

                      10.12. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of Osmonics, any of the following events occur unless otherwise determined by the board of directors and a majority of the Continuing Directors (as defined below):

                           (a)  any person or group of persons becomes
                      the beneficial owner of 30% or more of any equity security of Osmonics entitled to vote for the election of directors;

                           (b)  a majority of the members of the board
                      of directors of Osmonics is replaced within the period of less than two years by directors not nominated and approved by the board of directors; or





                           (c)  the shareholders of Osmonics approve an
                      agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all, or substantially all of Osmonics' assets (including a plan of liquidation).

                      For purposes of this Section 10.12, beneficial
                 ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of Osmonics.

                      For purposes of this Section 10.12, "Continuing
                 Directors" are directors (a) who were in office prior to the time any of provisions (1), (2) or (3) occurred or any person publicly announced an intention to acquire 20% or more of any equity security of Osmonics,
                 (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

                      10.13.    Definition of Fair Market Value.
                 Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to the last sale price of a share of Common Stock on the principal United States Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc.
                  Automatic Quotation System (including the National
                 Market System) ("NASDAQ") on the applicable date. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ.